UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 15, 2005

MERGE TECHNOLOGIES INCORPORATED
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	0-29486	39-1600938
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1126 South 70th Street, Milwaukee, Wisconsin		53214
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(414) 977-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On February 15, 2005, Merge Technologies Incorporated dba Merge eFilm announced the financial results for its fourth quarter and fiscal year ended December 31, 2004.

A copy of the earnings press release announcing financial results for the fourth quarter, together with Condensed Consolidated Statements of Operations for the three and twelve months ended December 31, 2004 and 2003, respectively, as well as the Condensed Consolidated Balance Sheet for December 31, 2004 and December 31, 2003, included therein, is filed as an exhibit to this Form 8-K and as incorporated by reference herein.

Item 8.01. Other Events.

On February 15, 2005, Merge Technologies Incorporated dba Merge eFilm announced the financial results for its fourth quarter and fiscal year ended December 31, 2004.

A copy of the earnings press release announcing financial results for the fourth quarter, together with Condensed Consolidated Statements of Operations for the three and twelve months ended December 31, 2004 and 2003, respectively, as well as the Condensed Consolidated Balance Sheet for December 31, 2004 and December 31, 2003, included therein, is filed as an exhibit to this Form 8-K and as incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE TECHNOLOGIES INCORPORATED

February 15, 2005	By:	Richard A. Linden

Name: Richard A. Linden
Title: President and Chief Executive Officer

MERGE TECHNOLOGIES INCORPORATED

February 15, 2005	By:	Scott T. Veech

Name: Scott T. Veech
Title: Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release announcing fiscal 2004 fourth quarter and year end financial results.